UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

 _______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):October 17, 2012

_______________________________________________________________

PRIME GLOBAL CAPITAL GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

NEVADA	333-158713	26-4309660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11-2, Jalan 26/70A, Desa Sri Hartamas

50480 Kuala Lumpur, Malaysia

(Address of principal executive offices) (Zip Code)

+603 6201 3198

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Sale of Company Securities

On October 18, 2012, we consummated the sale to two accredited shareholders of Prime Global Capital Group Incorporated, of an aggregate of 2,340,000 shares of our common stock, par value $0.001 (the “Shares”), at a per share price of $2.40, or $5,616,000 in the aggregate, in accordance with the terms and conditions of a subscription agreement (the “Subscription Agreement”).  Our Chief Executive Officer and Director, Weng Kung Wong, participated in the sale and purchased 1,860,000 of the 2,340,000 shares of our common stock sold on the same terms and conditions as the other investors.  The Subscription Agreement contains terms and conditions that are normal and customary for a transaction of this type.  We expect to receive net proceeds of approximately $5,610,000 from the sale of the Shares and will use the net proceeds to fund our real estate acquisitions and for general corporate purposes.  The Shares were sold pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended and Regulation D promulgated thereunder.

The foregoing description of the Subscription Agreement is qualified in its entirety by reference to a form of the Subscription Agreement, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets.

On October 17, 2012, the Company’s subsidiary, PGCG Assets Holdings Sdn. Bhd., or PGCG Assets,  paid the remaining outstanding balance of MYR 49,500,000 necessary to consummate the purchase of all of the issued and outstanding securities of Dunford Corporation Sdn. Bhd, or Dunford, for an aggregate purchase price of MYR 55,000,000, or approximately $17,280,925. Dunford's primary assets consist of two parcels of vacant land located in Selangor, Malaysia and assets related to Dunford's insurance agency and secretarial services businesses.

We expect to appoint Weng Kung Wong and Kok Wai Chai to serve as directors of Dunford.  We also expect to dispose or otherwise transfer all assets and liabilities related to Dunford's insurance agency and secretary services businesses in the near future in accordance with the terms of the Sales & Purchase Agreement previously made by the parties.  The former Dunford shareholders have agreed to indemnify PGCG Assets against all liabilities arising from such insurance agency and/or secretarial services businesses.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the unregistered sale of equity securities is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Subscription Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GLOBAL CAPITAL GROUP INCORPORATED
Dated: October 18, 2012

	By:	/s/ Liong Tat Teh
Liong Tat Teh
Chief Financial Officer

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